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                                                                    EXHIBIT 21.1

MatrixOne Subsidiaries

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                                        Name
                                        ----
Subsidiary Incorporation                & Location
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Germany                                 MatrixOne Information Systems GmbH
                                        Fraunhoferstrasse 7
                                        D-85737 Ismaning
                                        Germany
                                        PH: +49 (0) 89-960948-0
                                        FX: +49 (0) 89-960948-99
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France                                  MatrixOne SARL
                                        Espace Technologique de Saint-Aubin
                                        Immeuble Apollo
                                        SAINT-AUBIN,
                                        91195 GIF sur Yvette Cedex
                                        France
                                        PH: +33-1-69-33-1970
                                        FX: +33-1-69-41-8293
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United Kingdom                          MatrixOne Limited
                                        Knyvett House, The Causeway
                                        Staines
                                        Middlesex TW18 3BA
                                        United Kingdom
                                        PH: +44 (0) 1784 898055
                                        FX: +44 (0) 1784 898510
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Netherlands                             MxOne B.V.
                                        Amsteldijk 166
                                        NL-1079 LH Amsterdam
                                        The Netherlands
                                        PH: +31 203010 930
                                        FX: +31 203010 939
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Austria                                 MatrixOne GmbH
                                        Matthaus-Much-StraBe 7
                                        A-5310 Mondsee
                                        Austria
                                        PH: +43 6232 7710-0
                                        FX: +43 6232 7710-77
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Italy                                   MatrixOne S.r.l.
                                        Via Ludovico di Breme 53/1
                                        20156 Milano
                                        Italy
                                        PH: +39 - 0238093201
                                        FX: +39 - 0238093202
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Japan                                   MatrixOne K.K.
                                        Worldwide Center 3F
                                        1-13 Sanbancho
                                        Chiyoda-ku
                                        Tokyo 102-0075
                                        Japan
                                        PH: +81-3-5210-0011
                                        FX: +81-3-5210-0013
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Canada                                  MatrixOne, Inc.
(Not a separate legal entity)           190 Robert Speck Parkway
(Included in the North America)         Suite 118
                                        Mississauga, ON L4Z 3K3
                                        PH: (905) 275-2517
                                        FX: (905) 273-6659
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Delaware (U.S.)                         Adra Systems, Inc.
                                        Two Executive Drive
                                        Chelmsford, MA 01824
                                        PH: (978) 322-2000
                                        FX: (978) 452-6820